UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 11, 2006

NATIONAL RETAIL PROPERTIES, INC.

(Exact name of registrant as specified in its charter)

Maryland	001-11290	56-1431377
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

450 South Orange Avenue Suite 900 Orlando, Florida	32801
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (407) 265-7348

Not applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.03. Material Modification to Rights of Security Holders.

In connection with the sale by the registrant of up to 3,680,000 depositary shares (the “Depositary Shares”), each representing 1/100th of a share of 7.375% Series C Cumulative Redeemable Preferred Stock of the registrant (the “Preferred Stock”), the registrant will issue Preferred Stock on October 12, 2006. Upon the issuance of Preferred Stock, the ability of the registrant to pay dividends on, make distributions with respect to, or redeem, purchase or acquire, or make a liquidation payment on any other stock of the registrant ranking junior to or on a parity with the Preferred Stock, will be subject to certain restrictions in the event that the registrant does not declare dividends on the Preferred Stock during any dividend period.

The terms of the Preferred Stock are set forth in the Articles Supplementary filed as Exhibit 3.1 hereto and incorporated herein by reference. A specimen stock certificate for the Preferred Stock is filed as Exhibit 4.2 hereto and incorporated herein by reference. The terms of the Depositary Shares are set forth in the form of deposit agreement to be entered into by the registrant, American Stock Transfer & Trust Company, as depositary, and the holders of the depositary receipts issued thereunder on October 12, 2006 (the “Deposit Agreement”). The Deposit Agreement is filed as Exhibit 4.1 hereto.

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

Under the registrant’s articles of incorporation, as amended, the Board of Directors is authorized without further stockholder action to provide for the issuance of up to 15,000,000 shares of preferred stock. On October 11, 2006, the registrant filed with the Maryland State Department of Assessments and Taxation the Articles Supplementary designating 36,800 shares of the registrant’s preferred stock as “7.375% Series C Cumulative Redeemable Preferred Stock.”

Item 9.01. Financial Statements and Exhibits.

(d)	Exhibits.

The exhibits listed in the following index relate to the Registration Statement on Form S-3 (No. 333-132095) of the registrant and are filed herewith for incorporation by reference in such Registration Statement

1.1	Underwriting Agreement, dated October 5, 2006, among National Retail Properties, Inc., Stifel, Nicolaus & Company, Incorporated, A.G. Edwards & Sons, Inc. and Raymond James & Associates, Inc.

3.1	Articles Supplementary Establishing and Fixing the Rights and Preferences of 7.375% Series C Cumulative Preferred Stock, par value $0.01 per share, dated October 11, 2006 (filed as Exhibit 3.2 to the registrant’s Registration Statement on Form 8-A relating to the depositary shares, each representing 1/100th of a share of 7.375% Series C Cumulative Redeemable Preferred Stock and incorporated herein by reference).

4.1	Form of Deposit Agreement, among the registrant, American Stock Transfer & Trust Company, as Depositary, and the holders of depositary receipts (filed as Exhibit 4.1 to the registrant’s Registration Statement on Form 8-A relating to the depositary shares, each representing 1/100th of a share of 7.375% Series C Cumulative Redeemable Preferred Stock and incorporated herein by reference).

4.2	Specimen certificate representing the 7.375% Series C Cumulative Redeemable Preferred Stock, par value $.01 per share, of the registrant (filed as Exhibit 4.4 to the registrant’s Registration Statement on Form 8-A relating to the depositary shares, each representing 1/100th of a share of 7.375% Series C Cumulative Redeemable Preferred Stock and incorporated herein by reference).

5.1	Opinion of Pillsbury Winthrop Shaw Pittman LLP as to the legality of the securities being issued by the registrant.

8.1	Opinion of Pillsbury Winthrop Shaw Pittman LLP regarding certain material tax issues relating to the registrant.

23.1	Consent of Pillsbury Winthrop Shaw Pittman LLP to the filing of Exhibit 5.1 herewith (included in its opinion filed as Exhibit 5.1).

23.2	Consent of Pillsbury Winthrop Shaw Pittman LLP to the filing of Exhibit 8.1 herewith (included in its opinion filed as Exhibit 8.1).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NATIONAL RETAIL PROPERTIES, INC.

By:	/s/ Kevin B. Habicht
Name:	Kevin B. Habicht
Title:	Executive Vice President and
Chief Financial Officer

Dated: October 11, 2006

EXHIBIT INDEX

Exhibit No.	Description
1.1	Underwriting Agreement, dated October 5, 2006, among the registrant, Stifel, Nicolaus & Company, Incorporated, A.G. Edwards & Sons, Inc. and Raymond James & Associates, Inc.

3.1	Articles Supplementary Establishing and Fixing the Rights and Preferences of 7.375% Series C Cumulative Preferred Stock, par value $0.01 per share, dated October 11, 2006 (filed as Exhibit 3.2 to the registrant’s Registration Statement on Form 8-A relating to the depositary shares, each representing 1/100th of a share of 7.375% Series C Cumulative Redeemable Preferred Stock and incorporated herein by reference).

4.1	Form of Deposit Agreement, among the registrant, American Stock Transfer & Trust Company, as Depositary, and the holders of depositary receipts (filed as Exhibit 4.1 to the registrant’s Registration Statement on Form 8-A relating to the depositary shares, each representing 1/100th of a share of 7.375% Series C Cumulative Redeemable Preferred Stock and incorporated herein by reference).

4.2	Specimen certificate representing the 7.375% Series C Cumulative Redeemable Preferred Stock, par value $.01 per share, of the registrant (filed as Exhibit 4.4 to the registrant’s Registration Statement on Form 8-A relating to the depositary shares, each representing 1/100th of a share of 7.375% Series C Cumulative Redeemable Preferred Stock and incorporated herein by reference).

5.1	Opinion of Pillsbury Winthrop Shaw Pittman LLP as to the legality of the securities being issued by the registrant.

8.1	Opinion of Pillsbury Winthrop Shaw Pittman LLP regarding certain material tax issues relating to the registrant.

23.1	Consent of Pillsbury Winthrop Shaw Pittman LLP to the filing of Exhibit 5.1 herewith (included in its opinion filed as Exhibit 5.1).

23.2	Consent of Pillsbury Winthrop Shaw Pittman LLP to the filing of Exhibit 8.1 herewith (included in its opinion filed as Exhibit 8.1).